UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 16, 2004

(Date of earliest event reported)

PRAECIS PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30289	04-3200305
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Winter Street, Waltham, Massachusetts 02451-1420
(Address of principal executive offices, including zip code)

(781) 795-4100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

(1)   On September 16, 2004, the Registrant granted Kevin F. McLaughlin, its President, Chief Operating Officer and Secretary, incentive stock options under the Third Amended and Restated 1995 Stock Plan (the “Plan”) to purchase 50,000 shares of common stock, par value $.01 per share (“Common Stock”) at an exercise price of $2.22 per share.  Under the terms of the option agreement between Mr. McLaughlin and the Registrant, the options vest and become exercisable in equal monthly installments over a three-year period.  The options shall vest and become immediately exercisable in the event that Mr. McLaughlin is terminated without cause or leaves for good reason within a one-year period following a change of control of the Registrant.  The options terminate upon the earlier of (i) ten years from the date of grant or (ii) 90 days after the option holder ceases to serve as an employee of the Registrant (180 days in the case of death or termination of employment as a result of disability).

(2)   On September 16, 2004, the Registrant granted Edward C. English, its Vice President, Chief Financial Officer and Treasurer, options under the Plan to purchase 25,000 shares of Common Stock at an exercise price of $2.22 per share.  Under the terms of the option agreement between Mr. English and the Registrant, the options vest and become exercisable in equal monthly installments over a three-year period.  The options shall vest and become immediately exercisable in the event that Mr. English is terminated without cause or leaves for good reason within a one-year period following a change of control of the Registrant.  The options terminate upon the earlier of (i) ten years from the date of grant or (ii) 90 days after the option holder ceases to serve as an employee of the Registrant (180 days in the case of death or termination of employment as a result of disability).

(3)   On September 16, 2004, the Registrant granted Richard W. Wagner, Ph.D., its Executive Vice President, Discovery Research, options under the Plan to purchase 30,000 shares of Common Stock at an exercise price of $2.22 per share.  Under the terms of the option agreement between Dr. Wagner and the Registrant, the options vest and become exercisable in equal monthly installments over a three-year period.  The options shall vest and become immediately exercisable in the event that Dr. Wagner is terminated without cause or leaves for good reason within a one-year period following a change of control of the Registrant.  The options terminate upon the earlier of (i) ten years from the date of grant or (ii) 90 days after the option holder ceases to serve as an employee of the Registrant (180 days in the case of death or termination of employment as a result of disability).

(4)   On September 16, 2004, the Registrant entered into a letter agreement with Edward C. English, Vice President, Chief Financial Officer and Treasurer, which provides that in the event of a change of control of the Registrant, Mr. English will receive certain severance payments if his employment is terminated either by the Registrant without cause or voluntarily by him as a result of an adverse and material diminution in duties, a material reduction in annual compensation or an increase in his daily commute of more than 50 miles.  If a change of control of the Registrant occurs prior to September 16, 2005 and Mr. English is terminated upon, or within a one-year period following, such change of control, he will receive a lump sum payment equal to the sum of his annual salary for the year in which the change of control occurs plus the full amount of his target award under the Registrant’s Executive Management Bonus Plan for that year.  If a change of control occurs after September 16, 2005 and Mr. English is terminated upon, or within a one-year period following, such change of control, he will receive a lump sum payment equal to two times the sum of his annual salary and target bonus award for the year in which such change of control occurs. The agreement also provides for the continuation of certain insurance coverage, at no cost to Mr. English, for a period of either one or two years, depending upon whether the change of control occurs before or after September 16, 2005.  Under the agreement, Mr. English is also entitled to reimbursement of certain legal expenses.  In addition, Mr. English’s agreement with the Registrant provides that all future stock options granted to him will become fully vested and exercisable upon the termination of his employment upon or after a change of control of the Registrant if such termination would entitle him to a lump sum severance payment under the terms of his letter agreement.

(5)   On September 16, 2004, the Registrant entered into a letter agreement with Richard W. Wagner, Ph.D., Executive Vice President, Discovery Research, which provides that in the event of a change of control of the Registrant, Dr. Wagner will receive certain severance payments if his employment is terminated either by the Registrant without cause or voluntarily by him as a result of an adverse and material diminution in duties, a material reduction in annual compensation or an increase in his daily commute of more than 50 miles.  If a change of control of the Registrant occurs prior to September 16, 2005 and Dr. Wagner is terminated upon, or within a one-year period following, such change of control, he will receive a lump sum payment equal to the sum of his annual salary for the year in which the change of control occurs plus the full amount of his target award under the Registrant’s Executive Management Bonus Plan for that year.  If a change of control occurs after September 16, 2005 and Dr. Wagner is terminated upon, or within a one-year period following, such change of control, he will receive a lump sum payment equal to two times the sum of his annual salary and target bonus award for the year in which such change of control occurs. The agreement also provides for the continuation of certain insurance coverage, at no cost to Dr. Wagner, for a period of either one or two years, depending upon whether the change of control occurs before or after September 16, 2005.  Under the agreement, Dr. Wagner is also entitled to reimbursement of certain legal expenses.  In addition, Dr. Wagner’s agreement with the Registrant provides that all future stock options granted to him will become fully vested and exercisable upon the termination of his employment upon or after a change of control of the Registrant if such termination would entitle him to a lump sum severance payment under the terms of his letter agreement.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit 99.1	Third Amended and Restated 1995 Stock Plan (incorporated by reference to Registration Statement on Form S-8 (333-116188) filed with the Securities and Exchange Commission on June 4, 2004)

Exhibit 99.2	Letter Agreement dated as of September 16, 2004 between the Registrant and Edward C. English

Exhibit 99.3	Letter Agreement dated as of September 16, 2004 between the Registrant and Richard W. Wagner, Ph.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2004	PRAECIS PHARMACEUTICALS INCORPORATED

	By	/s/ Edward C. English
Edward C. English
Vice President, Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Third Amended and Restated 1995 Stock Plan (incorporated by reference to Registration Statement on Form S-8 (333-116188) filed with the Securities and Exchange Commission on June 4, 2004)

99.2	Letter Agreement dated as of September 16, 2004 between the Registrant and Edward C. English

99.3	Letter Agreement dated as of September 16, 2004 between the Registrant and Richard W. Wagner, Ph.D.